Exhibit 99.7

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Background

The unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. (“we,” “us,” “our” or “the Partnership”) as of and for the nine months ended September 30, 2017 and for the years ended December 31, 2016, 2015, and 2014 are based upon our historical audited and unaudited financial statements.

As of September 30, 2017, we owned a 100% interest in Pecten Midstream LLC ("Pecten"), a 100% interest in Sand Dollar Pipeline LLC (“Sand Dollar”), a 92.5% interest in Zydeco Pipeline Company LLC ("Zydeco"), a 50.0% interest in Bengal Pipeline Company LLC, a 49% interest in Odyssey Pipeline LLC (“Odyssey”), a 48.6% interest in Mars Oil Pipeline Company LLC ("Mars"), a 36.0% interest in Poseidon Oil Pipeline Company LLC ("Poseidon"), a 10% interest in Proteus Oil Pipeline Company, LLC (“Proteus”), a 10% interest in Endymion Oil Pipeline Company, LLC, a 6.0% interest in Colonial Pipeline Company, a 2.62% interest in Explorer Pipeline Company ("Explorer"), and a 1.0% interest in Cleopatra Gas Gathering Company, LLC ("Cleopatra").

On May 10, 2017, we acquired a 100% interest in the Delta Pipeline System (“Delta”), Na Kika Pipeline System (“Na Kika”), and Refinery Gas Pipeline (“RGP”) for $630.0 million in consideration (the “May 2017 Acquisition”). As part of the May 2017 Acquisition, Shell Pipeline Company LP (“SPLC”) and Shell GOM Pipeline Company LP (“Shell GOM”) contributed all but the working capital of Delta and Na Kika to Pecten, and Shell Chemical LP (“Shell Chemical”) contributed all but the working capital of RGP to Sand Dollar. The May 2017 Acquisition closed pursuant to a Purchase and Sale Agreement dated May 4, 2017 (the “May 2017 Purchase and Sale Agreement”), among the operating company, us, Shell Chemical, Shell GOM and SPLC. We funded the May 2017 Acquisition with $50.0 million of cash on hand, $73.1 million in borrowings under our five year revolver, and $506.9 million in borrowings under our five year fixed facility with Shell Treasury Center (West) Inc ("STCW"), an affiliate of Shell.

On December 1, 2017, we acquired (a) 100% interest in Triton West LLC ("Triton") from Shell Oil Products US (“SOPUS”), (b) 41.48% of the issued and outstanding membership interests in LOCAP LLC ("LOCAP"), an additional 22.9% interest in Mars, an additional 22.0% interest in Odyssey, and an additional 10.0% interest in Explorer from SPLC for $825.0 million in cash (the “December 2017 Acquisition”) (collectively with the May 2017 Acquisition, the "2017 Acquisitions"). The December 2017 Acquisition closed pursuant to a Purchase and Sale Agreement (the “December 2017 Purchase and Sale Agreement”) among the Operating Company, us, SPLC and SOPUS. SPLC and SOPUS are each wholly owned by subsidiaries of Shell. In connection with the December 2017 Acquisition, Triton entered into various terminalling services agreements with SOPUS which are considered operating leases for accounting purposes. We funded the December 2017 Acquisition with $825.0 million in borrowings under our new five year revolver and our existing five year fixed facility with STCW.

Exhibit 99.7

Shell Midstream Partners, L.P.
Unaudited Pro Forma Consolidated Statement of Income

	Nine Months Ended September 30, 2017
	Shell Midstream Partners, L.P.	December 2017 Acquisition (b)	Pro Forma Adjustments		Shell Midstream Partners, L.P. Pro Forma

Revenue
Third parties	$163.7	$12.8	$(12.8)	(m)	$163.7
Related parties	82.5	48.5	(17.7)	(m)	113.3
Lease revenue - related parties	19.4	16.4	43.7	(m)	79.5
Total revenue	265.6	77.7	13.2		356.5
Costs and expenses
Operations and maintenance – third parties	64.3	10.7	—		75.0
Operations and maintenance – related parties	26.6	8.2	1.0	(l)	35.8
General and administrative – third parties	5.6	1.7	—		7.3
General and administrative – related parties	25.2	10.6	—		35.8
Depreciation, amortization and accretion	28.0	5.2	—		33.2
Property and other taxes	11.2	2.2	—		13.4
Other expense	—	0.1	—		0.1
Total costs and expenses	160.9	38.7	1.0		200.6
Operating income	104.7	39.0	12.2		155.9
Income from equity investments	117.1	23.3	—		140.4
Dividend income from cost investments	18.3	8.9	—		27.2
Other income	0.1	—	—		0.1
Investment, dividend and other income	135.5	32.2	—		167.7
Interest expense, net	22.0	—	22.0	(h)	44.0
Income (loss) before income taxes	218.2	71.2	(9.8)		279.6
Income tax expense	—	0.1	—		0.1
Net income (loss)	218.2	71.1	(9.8)		279.5
Less: Net income attributable to Parent	3.0	63.0	(37.0)	(i)	—
			(6.0)	(j)
			(8.9)	(k)
			(11.1)	(n)
			(3.0)	(p)
Less: Net income attributable to noncontrolling interests	6.3	8.1	—		14.4
Net income attributable to the Partnership	$208.9	$—	$56.2		$265.1
General Partners' interest in net income attributable to the Partnership	$44.0				$45.1
Limited Partners' interest in net income attributable to the Partnership	$164.9				$220.0
Net income per Limited Partner Unit- Basic and Diluted:
Common	$0.93				$1.24
Subordinated	$—				$—
Weighted average Limited Partner Units outstanding - Basic and Diluted (in millions):
Common units - public	89.0				89.0
Common units - SPLC	89.0				89.0
Subordinated units - SPLC	—				—
See accompanying notes to unaudited pro forma consolidated financial statements.

Exhibit 99.7

Shell Midstream Partners, L.P.
Unaudited Pro Forma Consolidated Statement of Income

	Twelve Months Ended December 31, 2016
	Shell Midstream Partners, L.P.	May 2017 Acquisition (a)	December 2017 Acquisition (b)	Pro Forma Adjustments (x)		Shell Midstream Partners, L.P. Pro Forma

Revenue
Third parties	$201.5	$33.0	$17.0	$(17.0)	(m)	$234.5
Related parties	89.8	26.8	71.7	(34.6)	(m)	153.7
Lease revenue - related parties	—	—	13.1	93.2	(m)	106.3
Total revenue	291.3	59.8	101.8	41.6		494.5
Costs and expenses
Operations and maintenance – third parties	46.9	13.3	16.5	—		76.7
Operations and maintenance – related parties	20.7	8.9	10.4	1.2	(g)	42.5
				1.3	(l)
Loss on disposition of fixed assets	0.1	—	0.1	—		0.2
General and administrative – third parties	8.1	0.3	1.3	—		9.7
General and administrative – related parties	23.1	7.5	13.1	—		43.7
Depreciation, amortization and accretion	23.7	12.9	6.5	—		43.1
Property and other taxes	8.2	5.2	2.3	—		15.7
Other expense	—	—	0.1	—		0.1
Total costs and expenses	130.8	48.1	50.3	2.5		231.7
Operating income	160.5	11.7	51.5	39.1		262.8
Income from equity investments	101.1	—	37.1	—		138.2
Dividend income from cost investments	16.1	—	12.2	—		28.3
Investment and dividend income	117.2	—	49.3	—		166.5
Interest expense, net	12.3	—	—	39.4	(h)	51.7
Income before income taxes	265.4	11.7	100.8	(0.3)		377.6
Income tax expense	—	—	0.1	—		0.1
Net income (loss)	265.4	11.7	100.7	(0.3)		377.5
Less: Net income attributable to Parent	—	11.7	90.8	(41.3)	(i)	12.5
				(7.4)	(j)
				(12.2)	(k)
				(17.4)	(n)
				(11.7)	(o)
Less: Net income attributable to noncontrolling interests	20.5	—	9.9	—		30.4
Net income attributable to the Partnership	$244.9	$—	$—	$89.7		$334.6
General Partners' interest in net income attributable to the Partnership	$25.0					$26.8
Limited Partners' interest in net income attributable to the Partnership	$219.9					$307.8
Net income per Limited Partner Unit- Basic and Diluted:
Common	$1.32					$1.84
Subordinated	$1.27					$1.79

Exhibit 99.7

Weighted average Limited Partner Units outstanding - Basic and Diluted (in millions):
Common units - public	80.4	80.4
Common units - SPLC	21.5	21.5
Subordinated units - SPLC	67.5	67.5
See accompanying notes to unaudited pro forma consolidated financial statements.

Exhibit 99.7

Shell Midstream Partners, L.P.
Unaudited Pro Forma Consolidated Statement of Income

	Twelve Months Ended December 31, 2015
	Shell Midstream Partners, L.P.	May 2017 Acquisition (a)	December 2017 Acquisition (b)	Shell Midstream Partners, L.P. Pro Forma

Revenue
Third parties	$222.8	$28.9	$16.6	$268.3
Related parties	103.7	34.2	79.2	217.1
Total revenue	326.5	63.1	95.8	485.4
Costs and expenses
Operations and maintenance – third parties	46.3	17.5	19.5	83.3
Operations and maintenance – related parties	18.5	9.6	12.5	40.6
Loss from disposition of fixed assets	—	—	0.3	0.3
General and administrative – third parties	10.2	0.5	1.0	11.7
General and administrative – related parties	24.6	6.9	12.6	44.1
Depreciation, amortization and accretion	21.6	10.3	6.1	38.0
Property and other taxes	7.5	4.9	2.4	14.8
Total costs and expenses	128.7	49.7	54.4	232.8
Operating income	197.8	13.4	41.4	252.6
Income from equity investments	70.1	—	35.2	105.3
Dividend income from cost investments	9.2	—	11.4	20.6
Other (income) loss	—	0.3	—	0.3
Investment, dividend and other income	79.3	0.3	46.6	126.2
Interest expense, net	4.3	—	—	4.3
Income before income taxes	272.8	13.7	88.0	374.5
Income tax expense	(0.1)	—	0.1	—
Net income	272.9	13.7	87.9	374.5
Less: Net income attributable to Parent	39.3	13.7	81.3	134.3
Less: Net income attributable to noncontrolling interests	66.5	—	6.6	73.1
Net income attributable to the Partnership	$167.1	$—	$—	$167.1
See accompanying notes to unaudited pro forma consolidated financial statements.

Exhibit 99.7

Shell Midstream Partners, L.P.
Unaudited Pro Forma Consolidated Statement of Income

	Twelve Months Ended December 31, 2014
	Shell Midstream Partners, L.P.	May 2017 Acquisition (a)	December 2017 Acquisition (b)	Shell Midstream Partners, L.P. Pro Forma

Revenue
Third parties	$155.0	$31.5	$13.1	$199.6
Related parties	95.3	37.4	66.7	199.4
Total revenue	250.3	68.9	79.8	399.0
Costs and expenses
Operations and maintenance – third parties	41.6	15.8	19.2	76.6
Operations and maintenance – related parties	21.7	9.3	13.5	44.5
Loss from disposition of fixed assets	0.2	—	—	0.2
General and administrative – third parties	3.4	0.3	1.1	4.8
General and administrative – related parties	17.0	5.6	14.6	37.2
Depreciation, amortization and accretion	18.4	10.2	5.9	34.5
Property and other taxes	6.2	3.9	2.3	12.4
Other expense	—	—	0.1	0.1
Total costs and expenses	108.5	45.1	56.7	210.3
Operating income	141.8	23.8	23.1	188.7
Income from equity investments	6.7	—	25.7	32.4
Dividend income from cost investments	0.8	—	5.7	6.5
Investment, dividend and other income	7.5	—	31.4	38.9
Interest expense, net	0.2	—	—	0.2
Income before income taxes	149.1	23.8	54.5	227.4
Income tax expense	0.2	—	—	0.2
Net income	148.9	23.8	54.5	227.2
Less: Net income attributable to Parent	124.1	23.8	51.4	199.3
Less: Net income attributable to noncontrolling interests	11.4	—	3.1	14.5
Net income attributable to the Partnership	$13.4	$—	$—	$13.4
See accompanying notes to unaudited pro forma consolidated financial statements.

Exhibit 99.7

Shell Midstream Partners, L.P.
Unaudited Pro Forma Consolidated Balance Sheet

	September 30, 2017
	Shell Midstream Partners, L.P.	December 2017 Acquisition (b)	SOPUS Retention of Equity (e)	Pro Forma Adjustments		Shell Midstream Partners, L.P. Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$171.9	$0.9	$—	$—		$171.1
				825.0	(c)
				(1.7)	(c)
				(825.0)	(d)
Accounts receivable – third parties, net	12.9	2.4	(2.4)	—		12.9
Accounts receivable – related parties	16.2	7.6	(3.7)	—		20.1
Allowance oil	10.7	—	—	—		10.7
Prepaid expenses	1.2	0.2	(0.2)	—		1.2
Other	—	0.1	—	—		0.1
Total current assets	212.9	11.2	(6.3)	(1.7)		216.1
Equity method investments	253.8	64.8	—	—		318.6
Property, plant and equipment, net	608.9	123.9	—	—		732.8
Cost investments	39.8	21.0	—	—		60.8
Other assets	1.3	0.4	—	—		1.7
Total assets	$1,116.7	$221.3	$(6.3)	$(1.7)		$1,330.0
LIABILITIES
Current liabilities
Accounts payable – third parties	$2.5	$2.3	$(2.3)	$—		$2.5
Accounts payable – related parties	10.5	0.3	(0.1)	—		10.7
Deferred revenue – third parties	6.5	—	—	—		6.5
Deferred revenue – related parties	20.8	—	—	—		20.8
Accrued liabilities – third parties	17.2	3.3	(3.3)	—		17.2
Accrued liabilities – related parties	5.9	—	—	—		5.9
Total current liabilities	63.4	5.9	(5.7)	—		63.6
Noncurrent liabilities
Accrued liabilities, non-current, third parties	—	$5.9	(5.6)	—		0.3
Debt payable – related party	1,000.6	—	—	823.3	(c)	1,823.9
Lease liability – related party	24.4	—	—	—		24.4
Asset retirement obligations	1.4	5.1	—	—		6.5
Other unearned income	2.7	—	—	—		2.7
Total noncurrent liabilities	1,029.1	11.0	(5.6)	823.3		1,857.8
Total liabilities	1,092.5	16.9	(11.3)	823.3		1,921.4
EQUITY
Common unitholders – public	2,770.4	—	—	—		2,770.4
Common unitholder – SPLC	(510.2)	—	—	—		(510.2)
General partner – SPLC	(2,256.8)	—	—	(825.0)	(d)	(2,872.6)
	—	—	—	209.2	(f)
Total partners' capital	3.4	—	—	(615.8)		(612.4)
Noncontrolling interest	20.8	0.2	—	—		21.0

Exhibit 99.7

Net parent investment	—	204.2	5.0	(209.2)	(f)	—
Total equity	24.2	204.4	5.0	(825.0)		(591.4)
Total liabilities and equity	$1,116.7	$221.3	$(6.3)	$(1.7)		$1,330.0
See accompanying notes to unaudited pro forma consolidated financial statements.

Exhibit 99.7

Shell Midstream Partners LP
Notes to Unaudited Pro Forma Consolidated Financial Statements

Basis of Presentation

Pro Forma Financial Statements

The unaudited pro forma consolidated balance sheet as of September 30, 2017 has been prepared as though the December 2017 acquisition occurred on September 30, 2017. The unaudited pro forma consolidated statements of income for the nine months ended September 30, 2017 have been prepared as though the May 2017 Acquisition and December 2017 Acquisition occurred on January 1, 2016. The unaudited pro forma consolidated statements of income for the years ended December 31, 2015 and 2014 are provided as the 2017 Acquisitions are accounted for as transfers of businesses between entities under common control.

The unaudited pro forma consolidated financial statements as of September 30, 2017 and December 31, 2016 also reflect the following significant transactions:

•	$1.4 billion in additional borrowings from our credit facilities in 2017 and resulting interest expense;

•	Distributions to SPLC and Shell Chemical representing a gross purchase price of $630.0 million related to the May 2017 Acquisition;

•	Distributions to SPLC and SOPUS representing a gross purchase price of $825.0 million related to the December 2017 Acquisition; and

•	Other operating and general and administrative expenses as indicated in the notes to our pro forma financial statements.

No adjustments have been made to our historical audited and unaudited financial statements to reflect other events subsequent to the period shown by such financial statements.

The unaudited pro forma consolidated financial statements should be read in conjunction with our historical audited and unaudited financial statements as well as the related notes in our other filings with the Securities and Exchange Commission.

The assets and equity method investments acquired in these transactions will be reported by the Partnership at historical cost as the 2017 Acquisitions are considered transfers of businesses between entities under common control.

The adjustments to the historical audited and unaudited financial statements are based upon currently available information and certain estimates and assumptions. Actual effects of these transactions will differ from the pro forma adjustments. The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that would have occurred if the transaction had been completed on the dates indicated or what could be achieved in the future. However, we believe the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events directly attributable to the conveyance, and reflect those items expected to have a continuing impact on the Partnership for purposes of the unaudited pro forma consolidated statements of income.

Pro forma adjustments, including transaction financing expenses and other incremental costs, were not applied to the unaudited pro forma consolidated statements of income for the years ended December 31, 2015 and 2014, as the presentation of pro forma transactions cannot meaningfully or accurately depict what the operating results would have been had the 2017 Acquisitions occurred at a date earlier than January 1, 2016.

Unaudited Pro Forma Adjustments

The following items related to the transaction are reflected in the adjustments below:

(a)	Represents the historical financial statements of entities acquired in the May 2017 Acquisition.

(b)
Represents additional ownership interest related to the historical financial statements of entities acquired in the December 2017 Acquisition. As a result of the December 2017 Acquisition, the Partnership gained control of Odyssey, which was previously accounted for as an equity method investment, and therefore the historical financial statements

Exhibit 99.7

have been adjusted to remove the income from equity method investments related to Odyssey in the unaudited pro forma consolidated financial statements for all periods presented.

(c)
Reflects proceeds from borrowing of $825.0 million to fund the December 2017 Acquisition from the new five year revolver and existing five year fixed facility and payment of related issuance costs of $1.7 million.

(d)	Reflects payment to SPLC and SOPUS of $825.0 million which represents the gross consideration for the December 2017 Acquisition.

(e)	Reflects working capital of $5.0 million retained by SOPUS in connection with the contribution of the terminals to Triton.

(f)	Reflects the elimination of our net investment in the December 2017 Acquisition, and its reclassification to partners’ capital.

(g)	Reflects additional property damage and business interruption insurance related to the May 2017 Acquisition.

(h)
Reflects additional interest expense on borrowings totaling $1.4 billion from our new five year revolver, existing five year revolver, and existing five year fixed facility to fund the 2017 Acquisitions. Borrowings under the new five year revolver bear interest at the three-month LIBOR rate plus a margin. The weighted average interest rate used in the unaudited pro forma consolidated financial statements is 2.5%. A 1/8 percentage point increase in the interest rate on the total of $1.0 billion variable rate borrowings would increase our consolidated annual interest expense by approximately $1.3 million.

(i)	Reflects the Partnership’s income from equity investments of Mars and LOCAP as if the acquisition of the 22.9% and 41.5% ownership interests, respectively, had occurred on January 1, 2016.

(j)
Reflects the impact to net income as if the acquisition of the additional 22.0% ownership interest in Odyssey had occurred on January 1, 2016. As a result of the December 2017 Acquisition, the Partnership controls Odyssey and therefore it has been consolidated in the unaudited pro forma consolidated financial statements for all periods presented.

(k)	Reflects the Partnership’s dividend income from Explorer as if the acquisition of the additional 10.0% ownership interest had occurred on January 1, 2016.

(l)	Reflects additional property damage and business interruption insurance related to the December 2017 Acquisition.

(m)
Reflects the Partnership’s classification and adjustments related to service agreements between Triton and SOPUS and between Sand Dollar and Shell Chemical. Lease revenue - related parties for the Triton terminal service agreements has been adjusted as if the agreements existed on January 1, 2016. Lease revenue - related parties for the Sand Dollar transportation service agreements has been adjusted as if the agreements existed on January 1, 2016 in the unaudited pro forma consolidated financial statements and were already reflected in the Partnership’s historical financial statements as of September 30, 2017.

(n)	Reflects the impact to net income of the 100% ownership interest in Triton as if the acquisition had occurred on January 1, 2016.

(o)	Reflects the impact to net income of the May 2017 Acquisition as if the acquisition had occurred on January 1, 2016.

(p)	Reflects the net income attributable to parent for the period of January 1, 2016 through the date of the May 2017 Acquisition.

Pro Forma Net Income Per Unit

We compute income per unit using the two-class method. Net income available to common and subordinated unitholders for purposes of the basic income per unit computation is allocated between the common and subordinated unitholders by applying the provisions of our partnership agreement as if pro forma distributions per unit for the period were consistent with the historical distributions per unit. Under the two-class method, any excess of distributions declared over net income shall be allocated to the partners based on their respective sharing of income specified in our partnership agreement. Pro forma basic net income per unit is determined by dividing the pro forma net income available to common and subordinated unitholders of the Partnership by the number of common, subordinated and general partner units assumed to be outstanding since January 1, 2016.